GREAT SOUTHERN BANCORP, INC.
                                    1451 E. Battlefield
                                 Springfield, Missouri 65804
                                       (417) 887-4400

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on October 16, 1996

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of the Stockholders (the "Annual Meeting") of Great Southern Bancorp, Inc. ("Bancorp") will be held at the Ramada Inn, 3220 Rangeline, Joplin, Missouri, on October 16, 1996, at 10:00 a.m., local time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1. The election of two directors for a term of three years each;

     2. The approval of an amendment to the Certificate of Incorporation to increase authorized Common Stock;

     3. The ratification of the selection of Baird, Kurtz and Dobson as independent auditors of Bancorp for the fiscal year ending June 30, 1997; and

     4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws of Bancorp, the Board of Directors has fixed August 30, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of Bancorp as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof.

     The Board of Directors of Bancorp unanimously recommends that you vote FOR the election of the nominees named in the accompanying Proxy Statement, FOR the approval of an amendment to the Certificate of Incorporation to increase authorized Common Stock and FOR the ratification of the selection of Baird, Kurtz and Dobson as independent auditors for Bancorp for the fiscal year ending June 30, 1997. Stockholders are urged to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to complete, sign, date and return the enclosed Proxy in the enclosed postage prepaid envelope. You may revoke your Proxy as provided in the accompanying Proxy Statement at any time prior to its exercise.


                                     By Order of the Board of Directors,

                                     /s/ William V. Turner

                                     William V. Turner
                                     Chairman of the Board

Springfield, Missouri
September 16, 1996


     IMPORTANT: Whether or not you plan to attend the Annual Meeting, a return envelope requiring no postage if mailed in the United States is enclosed for your convenience. Prompt return of the Proxy will assure a quorum and save Bancorp unnecessary expense.

                            GREAT SOUTHERN BANCORP, INC.
                                1451 E. Battlefield
                            Springfield, Missouri 65804
                                  (417) 887-4400

                                  PROXY STATEMENT
                                        FOR
                            ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 16, 1996

Solicitation of Proxies

     This Proxy Statement is being furnished to stockholders of Great Southern Bancorp, Inc. ("Bancorp") in connection with the solicitation by the Board of Directors of Bancorp of proxies to vote Bancorp's Common Stock, $.01 par value (the "Common Stock"), at the Annual Meeting of Stockholders of Bancorp for the fiscal year ended June 30, 1996 ("Fiscal Year 1996") (the "Annual Meeting") to be held at the Ramada Inn, 3220 Rangeline, Joplin, Missouri at 10:00 a.m., local time, and at any and all adjournments thereof. The notice of the Annual Meeting, a proxy card and Bancorp's Annual Report to Stockholders for Fiscal Year 1996 (the "Annual Report") accompany this Proxy Statement.

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it signed and dated in the enclosed postage prepaid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies received pursuant to this solicitation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the adoption of the specific proposals presented in this Proxy Statement.

     A proxy may be revoked by a stockholder at any time prior to its exercise by filing written notice of revocation with the Secretary of Bancorp at the above address, by delivering to Bancorp a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a written notice of revocation with the Secretary and voting in person.

     The cost of solicitation of proxies and of the Annual Meeting will be borne by Bancorp. Bancorp has also engaged Proxy Services Corporation to assist in the solicitation of proxies for the Annual Meeting. Bancorp will pay Proxy Services Corporation $900 for its services and will reimburse it for its out of pocket expenses. In addition to the solicitation of proxies by mail and by Proxy Services Corporation, proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of Bancorp, without additional compensation therefor. Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders of Bancorp on or about September 16, 1996.

Voting

     The close of business on August 30, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting. The total number of shares of Common Stock outstanding on the Record Date was 4,380,304, which are the only securities of Bancorp entitled to vote at the Annual Meeting.

     Each stockholder of the Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters including the election of directors except that any stockholder that beneficially owns in excess of 10 percent (the "Limit") of the then outstanding shares of Common Stock is not entitled to vote shares in excess of the Limit. In order for a proposal to be approved by the stockholders at the Annual Meeting, the holders of a quorum of the shares of Common Stock entitled to vote must be present at the meeting, and the required percentage of such quorum must be affirmatively voted for approval by such holders except where a higher percentage of votes is required by the Company's Certificate of Incorporation or applicable law. Under Bancorp's Certificate of Incorporation, the presence of the holders, either in person or through a proxy, of a majority of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum, regardless of whether the holders vote such shares; however, shares in excess of the Limit are not considered present for purposes of determining a quorum.

     Under Delaware law, in all proposals other than the election of the directors, the affirmative vote of the majority of the quorum of shares of Common Stock present at the Annual Meeting that are entitled to vote on the proposal is required for approval. In determining the percentage of shares that have been affirmatively voted for a particular proposal, the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of the directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Thus, abstaining will have the effect of a vote against a proposal.

     The directors are elected by an affirmative vote of the plurality of the quorum of shares of Common Stock present at the Annual Meeting that are entitled to vote on the election of the directors. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     Under the rules of the National Association of Securities Dealers (the "NASD"), member brokers who hold shares of Common Stock in the broker's name for customers are required to forward, along with certain other information, signed proxy cards to the customers for them to complete and send to Bancorp, and such brokers may only vote shares of Common Stock if the brokers are the beneficial owners or hold them in
a  fiduciary   capacity  with  the  power  to  vote.  Notwithstanding  the restrictions on voting of the NASD rules, if an NASD member broker is also a member of a national securities exchange, then the broker can vote the shares of Common Stock held for customers in accordance with the rules of that exchange. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), for example, NYSE member brokers can vote shares of Common
Stock held for a customer on certain routine matters (as specified by the NYSE) if the brokers' customer does not instruct the brokers how to vote the shares.

     When a broker does not vote shares held for customers, it is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because a portion of the shares held in the broker's name have usually been voted on at least some proposals, and therefore, all of the shares held by the broker are considered present at the Annual Meeting. Under applicable Delaware law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

     All shares of Common Stock represented at the Annual Meeting by proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, such shares will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the approval of an amendment to Bancorp's Certificate of Incorporation increasing Bancorp's authorized Common Stock, FOR the ratification of the Board of Directors' selection of independent accountants for fiscal year 1997, and in accordance with the discretion of the persons appointed proxy for such shares upon such other matters as may properly come before the Annual Meeting.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

     The number of directors of Bancorp is currently set at five.
Directors are elected for staggered terms of three years each, with a term of office of no more than two directors currently expiring in each year. Directors serve until their successors are elected and qualified, or as otherwise provided in Bancorp's Bylaws.

     The Board of Directors of Bancorp elect the directors of Bancorp's subsidiaries. Currently, each of the directors of Bancorp also serves as a director of Great Southern Bank FSB("Great Southern"), and Mr. William V. Turner is the sole director of Bancorp's other subsidiaries. These directors also serve until their successors are elected and qualified, or as otherwise provided in the respective company's bylaws.

     The two nominees proposed for election at the Annual Meeting are Messrs. William E. Barclay and Larry D. Frazier. In the event that either such nominee is unable or declines for any reason to serve as a candidate for election, it is intended that proxies will be voted for such substitute nominee as shall be designated by the present Board of Directors, unless the proxies direct otherwise. Both nominees have consented to serve as a director and the Board of Directors has no reason to believe that either of the nominees will be unable or unwilling to serve if elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees and Continuing Directors

     The principal occupation and business experience for the last five years and certain other information with respect to each nominee for election as a director and the other directors of Bancorp are set forth below. The information concerning the nominees and the continuing directors has been furnished by them to Bancorp.

Nominees to Serve a Three-Year Term Expiring at the 1999 Annual Meeting

     William E. Barclay, age 66 was elected a Director of Great Southern in 1975 and Bancorp in 1989. Mr. Barclay is the founder and has served as President of Auto-Magic Full Service Car Washes in Springfield, Missouri since 1962. Mr. Barclay also founded Barclay Love Oil Company in Springfield, Missouri in 1964 and founded a chain of Ye Ole Buggy Bath Self-Service Car Washes in Springfield, Missouri in 1978 and opened a franchise of Jiffy Lube in Springfield, Missouri in 1987. None of these entities are affiliated with Bancorp.

     Larry D. Frazier,  age 59, was appointed a Director of  Great Southern
and
Bancorp in May 1992. Mr. Frazier was elected a Director of Great Southern Financial Corporation (an affiliate of Bancorp) in 1976, where he served until his appointment as Director of Great Southern and Bancorp. Mr. Frazier is President and Chief Executive Officer of White River Valley Electric Cooperative in Branson, Missouri where he has
served  since  1975.   This  entity  is  not affiliated with Bancorp.

Directors Serving a Three-Year Term Expiring at the 1997 Annual Meeting

     William K. Powell, age 74, was elected a Director of Great Southern in 1965 and Bancorp in 1989. Mr. Powell is President of Herrman Lumber Company in Springfield, Missouri, where he has served since 1947. Mr. Powell is also President of United Mill Works, Inc. and Herrman Realty Company in Springfield, Missouri, both of which were founded by him in 1951. None of these entities are affiliated with Bancorp.

     Albert F. Turner, age 66, was elected a Director of Great Southern in 1976 and Bancorp in 1989. Prior to his retirement in 1995, Judge Turner was Circuit Judge for the Counties of Douglas, Ozark and Wright in Missouri from 1983 to 1995. Judge Turner is the brother of William V. Turner and the uncle of Joseph W. Turner, Executive Vice President and General Counsel.

Director Serving a Three-Year Term Expiring at the 1998 Annual Meeting

     William V. Turner, age 64, has served as the Chairman of the Board, President and Chief Executive Officer of Great Southern since 1974 and has served in similar capacities of Bancorp since incorporation in 1989. Mr. W. Turner has also served as Chairman of the Board and President of Great Southern Financial Corporation (an affiliate of Bancorp) since incorporation in 1974, Chairman of the Board and President of Appraisal Services, Inc. (an affiliate of Bancorp since incorporation in 1976 and Chairman of the Board of Great Southern Capital Management, Inc. (an affiliate of Bancorp) since its formation in 1988. Mr. W. Turner is the brother of Director Albert F. Turner and father of Joseph W. Turner, Executive Vice President and General Counsel.

                          EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Chief Executive Officer and the other executive officers who served in such capacities during the fiscal year ended June 30, 1996 with compensation of $100,000 or more.

- ----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Long-Term
                                                                                               Compensation
                                            Annual Compensation                                   Awards
- ----------------------------------------------------------------------------------------------------------------------------
                                                                               Other Annual      Options/         All Other
           Name and                               Salary            Bonus      Compensation        SARs         Compensation
      Principal Position              Year          ($)              ($)          ($)(1)            (#)            ($)(2)
- ----------------------------------------------------------------------------------------------------------------------------
William V. Turner                     1996         262,208        187,863         47,154           15,000           2,850
  President and                       1995         249,658        110,500         53,019               --             642
    Chief Executive Officer           1994         243,094        144,000         54,314               --          15,077

Don M. Gibson                         1996         129,835             --          2,294            7,500           2,466
  Executive Vice President,           1995         116,771             --          2,020               --             634
    Chief Operating Officer and       1994         113,701             --          1,339               --           8,716
    Chief Financial Officer

Joseph W. Turner                      1996         105,000             --          1,993            7,500           2,085
  Executive Vice President            1995          87,083             --            195               --             609
    and General Counsel               1994          78,333             --            195               --           7,136

Richard F. Huff                       1996         105,288             --            195            5,000           1,846
  Senior Vice President               1995         102,344             --            195               --             352
    of Great Southern Bank            1994          95,693             --            195               --           8,118

- ----------------------------------------------------------------------------------------------------------------------------

(1)      1996 Includes (a) directors  fees paid to Mr. W. Turner by Bancorp and its  subsidiaries  totalling  $31,200;  (b)
   country  club dues and expenses  (Mr. W. Turner  $8,990 and Mr.  Gibson  $1,735 and Mr. J. Turner  $1,798);  (c) $195 of
   health club dues each paid for Messrs.  Gibson,  J. Turner and Huff;  (d) tickets to sporting and other events of $6,964 for Mr. W. Turner, and (e) $364 physical examination cost for Mr. Gibson.
(2)      1996 Includes (a) company matching  contributions to Bancorp's 401K Plan (Mr. W. Turner $2,310, Mr. Gibson $1,926,
   Mr. J. Turner $1,545 and Mr. Huff $1,576);  and (b) term life insurance  premiums paid by Great Southern for the benefit of Messrs. W. Turner,  Gibson, and J. Turner of  $540 each and Mr. Huff of  $270.

Option Grants During the Fiscal Year Ended June 30, 1996

The following options to acquire shares of Bancorp's Common Stock were granted to the executive officers named in the above table during the Fiscal Year 1996.

                                                   OPTION GRANTS IN 1996

                                                                           Individual Grants
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential Realizable
                      Number of              % of                                                      Value at Assumed
                     Securities          Total Options                                                  Annual Rate of
                     Underlying           Granted to        Exercise or                                   Stock Price
                   Options Granted       All Employees      Base Price         Expiration              Appreciation for
Name             (number of shares)         in 1996        ($ per share)          Date                    Option Term
- --------------------------------------------------------------------------------------------------------------------------
                                                                                                      5%              10%
- --------------------------------------------------------------------------------------------------------------------------
William V. Turner      15,000                22.16%           $21.875          10-17-2005          $206,356       $522,947
Don M. Gibson           7,500                11.08             21.875          10-17-2005           103,178        261,473
Joseph W. Turner        7,500                11.08             21.875          10-17-2005           103,178        261,473
Richard F. Huff         5,000                 7.39             21.875          10-17-2005            68,785        174,316


Option Exercises and Fiscal Year-End Values

     The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 1996 and the number and value of unexercised options held by such executive officers at the fiscal year-end.

- --------------------------------------------------------------------------------------------------------------------------
                                                                                                  Value of Unexercised
                          Shares            Value          Number of Unexercised                      in-the-money
                        Acquired on       Realized      Options at Fiscal Year-End            Options at Fiscal Year-End(2)
- --------------------------------------------------------------------------------------------------------------------------
                         Exercise            (1)       Exercisable     Unexercisable        Exercisable       Unexercisable
- --------------------------------------------------------------------------------------------------------------------------
William V. Turner         14,340          $299,490        31,596          15,000             $  774,102           $84,375

Don M. Gibson              1,040          $ 21,840        57,583           7,500             $1,410,784           $42,188

Joseph W. Turner           2,740          $ 46,850         2,885           9,375             $   59,143           $80,625

Richard F. Huff            1,125          $ 23,625        23,395           5,000             $  573,178           $28,125

- --------------------------------------------------------------------------------------------------------------------------

(1)Value  realized is calculated based on the difference between the option exercise price and the closing market price of Bancorp's Common Stock on the date of exercise multiplied by the number of shares to which the  exercise relates.
(2)The value of  unexercised  options was calculated at a per share price of $28 1/2 less the exercise price per share.
   The closing price of Bancorp's Common Stock as reported on the NASDAQ  National Market System on August 2, 1996 was
   28 1/2 per share.

Employment Agreements

     William V. Turner, Don M. Gibson and Joseph W. Turner (the "Employees") have entered into employment agreements with Great Southern
(the  "Employment Agreements").   The  Employment  Agreements  provide
that Great Southern may terminate the employment of any of the Employees for "cause," as defined in the Employment Agreements, at any time. The Employment Agreements also provide that in the event Great Southern chooses to terminate the employment of any of the Employees for reasons other than for cause, or in the event any of the Employees resigns from Great Southern upon the failure of the Great Southern Board of Directors to reelect any of the Employees to his current office or upon a material lessening of his functions, duties or responsibilities, such employee would be entitled to the payments owed for the remaining term of the agreement. If the employment of any of the Employees is terminated in connection with or within 12 months of a "change in control" of Great Southern or Bancorp, each of the Employees would be entitled to
(i) a lump sum payment equal to 299% of the employee's base amount of compensation as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and (ii) continued payment of his salary under the applicable Employment Agreement.

Report on Executive Compensation

     General. The Compensation Committee (the "Committee") of Bancorp is responsible for setting and administering the policies which govern annual compensation and also reviews the compensation structure of Bancorp, including executive compensation. During Fiscal Year 1996, the compensation of Great Southern's senior officers was based upon the recommendations of the Committee, consisting of Directors Barclay, Powell and Frazier, whose recommendations were reviewed by the full Board of Directors. The Committee met one time during Fiscal Year 1996.

     Historically, the compensation of executive officers at Great Southern was cash compensation based on levels of individual performance. As part of the conversion from a mutual thrift to a stock thrift in December 1989 (the "Conversion"), the Board of Directors of
Bancorp  adopted  certain  employment contracts,   employment   termination
agreements and stock option plans in recognition of management's success in resolving problem assets and responding to the impact of adverse regulatory changes. Following the Conversion, the Committee focused its evaluation of executive compensation to include operating performance and the creation of shareholder value. The Committee recognizes that the stock form of ownership provides equity-based compensation opportunities, such as stock options, that create management incentives
for increased earnings and  stock   appreciation.   The  Committee
believes that these equity-based compensation programs are essential to attract, motivate and retain executives of outstanding abilities.

     During Fiscal Year 1996, the Committee evaluated executive compensation with the intent of meeting the following objectives:
     -- maintain the financial strength, safety and soundness of Great
Southern;
     -- reward and retain key personnel by compensating them at the middle to upper levels of compensation for comparable financial institutions;
     -- focus management on long term goals through long-term incentives;
and
     -- contain fixed costs by de-emphasizing fixed pay while emphasizing variable pay based on performance.

     In addition to base salary, annual bonus and stock options, the Committee also takes into account the full compensation package afforded by
Bancorp to the individual,  including  pension  benefits,   supplemental
retirement benefits, termination agreements, insurance and other benefits.

     Base Salaries.   The Committee has reviewed the salary arrangements
pursuant to employment contracts for the President and Chief Executive Officer ("CEO"), the Executive Vice President and Chief Operating Officer and the Executive Vice President and General Counsel. These contracts reflect a base salary level commensurate with the duties and responsibilities of senior executives of a publicly held thrift holding company. In establishing the base salary for Mr. W. Turner, the Committee considered the CEO's responsibilities associated with the continued success of Bancorp since Conversion. For the other executives listed in the compensation table and the other executive officers, the Committee took into account the responsibilities of the position and the experience
level of the  individual  executive  and  the  financial   performance  of
Bancorp. The evaluation of individual performance is an inherently subjective process.

     Bonus. Bancorp's CEO is also eligible to receive an annual cash bonus based on the calendar year performance of Great Southern. To determine the bonus, the Committee reviews actual financial performance based on levels of return on equity, return on assets, peer comparisons and overall financial results of Bancorp. Payment of any incentive compensation thereunder is subject to compliance with all applicable capital requirements and conditions and qualifications established by the Board of Directors. The current bonus plan is one percent of pre-tax calendar year net income of Great Southern and two percent of pre-tax calendar year net income of Great Southern Financial Corporation.

     In calendar year 1995, Great Southern achieved record earnings and record asset levels. Based on these results, Mr. W. Turner was awarded a bonus of $148,000 compared to a bonus of $142,500 in calendar year 1994.

     Option Plan. In 1989, Bancorp's shareholders approved the Bancorp's Stock Option Plan, which is an integral part of the executive compensation program. The plan is designed to encourage ownership and retention of Bancorp's stock by key employees as well as non-employee members of the Board of Directors. Through the stock options available under the plan, the objective of aligning key employees' long-range interest with those of shareholders may be met by providing key employees with the opportunity to build, through the achievement of corporate goals, a meaningful stake in Bancorp. A majority of the options which have been awarded under the plan were awarded in connection with the Conversion. The Stock Option Committee considers additional options each year as needed to attract and retain key employees. Options were awarded during fiscal 1996 as follows: Mr. William V. Turner 15,000; Don M. Gibson 7,500; Joseph W. Turner 7,500; and Richard F. Huff 5,000.

     WILLIAM E. BARCLAY      WILLIAM K. POWELL      LARRY D. FRAZIER

Stock Performance Graph

     The following graph sets forth the yearly percentage change in the cumulative total stockholder return on an assumed investment of $100 in the Company's Common Stock for the five fiscal years ended June 30, 1996 compared with the cumulative total returns of the NASDAQ U.S. Stock Index and the NASDAQ Financial Stocks Index for the same periods.


             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


(This graph compared Great Southern Bancorp, Inc. to NASDAQ US Companies and NASDAQ Financial. The graph shows Great Southern Bancorp, Inc. was a substantially better performer than these two indices.)

                      DIRECTORS' MEETINGS AND COMMITTEES OF
                            THE BOARD OF DIRECTORS

Meetings of the Board and Committees of the Board

     The Board of Directors of Bancorp meets monthly and may have additional special meetings upon the request of one third of the directors then in office (rounded up to the nearest whole number) or upon the request of the President. The Board of Directors of Bancorp is authorized to appoint various committees and has formed the Audit Committee, the Compensation Committee and the Stock Option Committee. The Board of Directors has not formed a nominating or any other committees. The Board of Directors of Bancorp held 16 meetings during the last fiscal year. During the last fiscal year, none of the directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

     Bancorp has an Audit Committee of the Board of Directors, consisting entirely of outside directors whose members are: Powell (Chairman), Frazier and Albert Turner. The Audit Committee held one meeting during the last fiscal year. The Audit Committee reviews the adequacy of the structure of Bancorp's financial organization and as to the proper implementation of the financial and accounting policies of Bancorp. The Audit Committee also reviews with Bancorp's outside auditors the scope of the audit prior to its commencement and the results of the audit
before  the  Annual  Report  to  the  stockholders  is  published.   More
specifically, the Audit Committee (a) reviews Bancorp's accounting and financial policies and procedures with emphasis on any major changes during the year, (b) reviews the results of the audit for significant items and inquiries as to whether the outside auditors are completely satisfied with the audit results, discussing any recommendations and comments the auditors may have, (c) inquiries as to the relationship between Bancorp's internal auditors and the outside auditors, the adequacy of the internal audit staff, and the utilization of the internal audit staff, and the utilization of the internal auditors to expedite the audit and minimize the audit fee, (d) ascertains the degree of cooperation of Bancorp's financial and accounting personnel with the outside auditors, and (e) recommends to Bancorp's Board of Directors the company's independent auditors.

     The Stock Option Committee is comprised of Directors Albert Turner (Chairman), Barclay and Powell. The Committee held two meetings in Fiscal Year 1996 and will meet as necessary to consider proposals for the granting of Incentive Stock Options and other awards to key management personnel.

     The Compensation Committee is comprised of Directors Barclay (Chairman), Frazier and Powell. The Compensation Committee is responsible for reviewing and evaluating executive compensation. The Committee met one time in Fiscal Year 1996.

Directors' Compensation

     Directors of Bancorp receive a monthly fee of $250, which is the only compensation paid by Bancorp. Directors of Great Southern receive a monthly fee of $1,250 except the Chairman of the Board of Directors who receives a monthly fee of $1,650. The Director of Great Southern Financial Corporation, Great Southern Capital Management, Inc. and Appraisal Services, Inc. receives a monthly fee of $600, $0 and $100, respectively. The directors of Bancorp and its subsidiaries are not paid any fees for committee service and are not reimbursed for their costs in attending the Board of Directors or any committee meetings.

            EQUITY SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information as to those persons believed by management of Bancorp to be beneficial owners of more than 5 percent of Bancorp's outstanding shares of Common Stock on August 15, 1996. Persons, legal or natural, and groups beneficially owning in excess of 5 percent of Bancorp's Common Stock are required to file certain reports regarding such ownership with Bancorp and with the United States Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Where appropriate, historical information set forth below is based on the most recent Schedule 13D or 13G filed on behalf of such person with Bancorp. Other than those persons listed below, management is not aware of any person or group that owns more than 5 percent of Bancorp's Common Stock as of August 15, 1996. The holders have sole voting and dispositive power, unless otherwise noted.

                     Name and Address                                Amount and                        Percent of
                    of Beneficial Owner                    Nature of Beneficial Ownership                 Class
- ----------------------------------------------------------------------------------------------------------------
            William V. Turner                                          540,123(1)                        12.23
            925 St. Andrews Circle
            Springfield, MO 65809
            Ann S. Turner                                              540,123(2)                        12.23
            925 St. Andrews Circle
            Springfield, MO 65809
            Great Southern Bancorp, Inc.                               442,751(3)                        10.10
            Employee Stock Ownership Plan
            L. Keith Robinette, Trustee
            3333 S. National--Suite 101
            Springfield, MO 65807
            Turner Family Limited Partnership                          391,506                            8.93
            925 St. Andrews Circle
            Springfield, MO 65809
            Robert Mahoney                                             344,592                            7.86
            772 S. Augusta Dr.
            Springfield, MO 65809

- ---------------------------------------------------------------------------------------------------------------------------

(1)      This figure includes 52,213 shares held in the ESOP as to which Mr. W. Turner has the power to direct voting,  and
   31,596 shares which Mr. W. Turner is deemed to have  beneficial  ownership for purposes of this table by Rule  13d-3(d)1 under the Exchange  Act. This figure also includes  16,446  shares held in various  capacities by Ann S. Turner,  Mr. W.
   Turner's  wife,  which Mr. W.  Turner may be deemed to  beneficially  own and 391,506  shares held by the Turner  Family
   Limited Partnership which Mr. W. Turner may be deemed to beneficially own. Mr. W. Turner disclaims  beneficial ownership as to shares beneficially owned by Ann S. Turner.
(2)      This figure  includes 9,213 shares held in the ESOPas to which Mrs.  Turner has the power to direct  voting.  This figure also includes 100,575 shares held in various capacities by William V. Turner,  Mrs. Turner's husband,  which Mrs.
   Turner may be deemed to  beneficially  own and 391,056 shares held in the Turner Family Limited  Partnership  which Mrs.
   Turner may be deemed to beneficially own. Mrs. Turner disclaims  beneficial ownership as to shares beneficially owned by
   William V. Turner.
(3)Voting  and  dispositive power over the shares held by the Great  Southern  Bancorp, Inc. ESOP that are allocated to the participant's  account are vested in the ESOP  participants,  as they have the right  to direct the voting of  all  such allocated shares and the tendering of such shares in response to offers to purchase.  The ESOP  trustee may be deemed to have shared  voting  power, dispositive  power or both over the shares.  However, the ESOP trustee disclaims  beneficial ownership of the shares allocated to the participant's accounts.  The ESOP is currently in the  process  of  terminating which is discussed more fully under the heading "Benefits" below.

Stock Ownership of Management

     The following table sets forth information as of August 15, 1996, as to shares of Common Stock beneficially owned by the directors and nominees named under "Election of Directors" above, the executive officers named in the summary compensation table above and the directors and all executive officers of Bancorp as a group. Each beneficial owner listed has sole voting and dispositive power with respect to the shares of Common Stock reported, except as otherwise indicated.

                                                                     Amount and                        Percent of
                           Name                            Nature of Beneficial Ownership                 Class
- ----------------------------------------------------------------------------------------------------------------
            William V. Turner                                          540,123(1)                        12.23%
            William E. Barclay                                          27,788(2)                          .63
            Larry D. Frazier                                            34,000                             .78
            William K. Powell                                           97,470                            2.22
            Albert F. Turner                                            41,321(3)                          .94
            Don M. Gibson                                              160,449(4)                         3.61
            Joseph W. Turner                                            13,031(6)                          .30
            Richard F. Huff                                             91,035(5)                         2.07
            Directors and Executive Officers
              as a Group (10 persons)                                1,052,842(7)                        23.29

- ---------------------------------------------------------------------------------------------------------------------------

(1)For a detailed  discussion of the nature of  Mr. W. Turner's  ownership,  see  Footnote 1  to the table of beneficial owners set out above.
(2)Mr. Barclay shares voting and dispositive power with his spouse with respect to all shares.  The figure also includes
   5,810 shares with respect to which  Mr. Barclay  is deemed to have beneficial ownership for purposes of this table by
   Rule 13d-3(d)1 under the Exchange Act.
(3)Mr.  Albert  Turner  shares voting and dispositive power with his spouse with respect to all shares.  The figure also includes  14,810 shares  with respect  to which  Mr. A. Turner is deemed to have beneficial ownership for purposes of this table by Rule 13d-3(d)1 under the Exchange Act.
(4)The figure  includes 27,069 shares held in the ESOP as to which Mr. Gibson has the power to direct  voting and 57,583 shares  with respect  to which  Mr. Gibson  is deemed to have beneficial ownership for purposes of this table by Rule
   13d-3(d)1 under the Exchange Act.
(5)This figure includes 306 shares held in the ESOP as to which Mr. Huff has the power to direct voting and 23,395 shares with respect to which Mr. Huff is deemed to have  beneficial  ownership for  purposes of this  table by Rule 13d-3(d)1 under the Exchange Act.
(6)This  figure includes 5,378 shares held in the ESOP as to which Mr. J. Turner has the power to direct voting and 2,885 shares with  respect to which  Mr. J. Turner is deemed to have beneficial ownership for purposes of this table by Rule
   13d-3(d)1 under the Exchange Act.
(7)The figure includes  108,284 shares held in the ESOP for all directors and executive  officers as a group  as to which they have the power  to direct the  voting and 136,079 shares with respect to which they are deemed to have beneficial ownership for purposes of this table by Rule 13d-3(d)1 under the Exchange Act.

Benefits

     Pension  Plan.  Great  Southern's  employees  are  included in the
Pentegra Retirement  Fund,  a  multiple   employer   comprehensive
pension plan. This noncontributory defined benefit retirement plan covers all employees who have met minimum service requirements.

     The following table illustrates annual pension benefits payable upon retirement, subject to limits established by Federal law, based on various levels of compensation and years of service and assuming payment in the form of a straight-life annuity. Covered compensation includes all regular and overtime pay excluding bonuses and commissions. At June 30, 1996, Messrs. W. Turner, Gibson, J. Turner and Huff had 21, 20, 4 and 6 years, respectively, of credited service under the pension plan. Since the pension plan is fully funded, there were no contributions during the Fiscal Year 1996 for Messrs. W. Turner, Gibson, J. Turner and Huff.

            Average Annual
            Covered Compensation                                    Years of Service
- ----------------------------------------------------------------------------------------------------------------
                                                     10             20            30             40
- ----------------------------------------------------------------------------------------------------------------
            $ 50,000                               $10,000      $ 20,000       $ 30,000      $ 40,000
             100,000                                20,000        40,000         60,000        80,000
             150,000                                30,000        60,000         90,000       120,000(1)
             200,000                                40,000        80,000        120,000(1)    120,000(1)
             250,000                                50,000       100,000        120,000(1)    120,000(1)
             300,000                                60,000       120,000(1)     120,000(1)    120,000(1)
             350,000                                70,000       120,000(1)     120,000(1)    120,000(1)

- ---------------------------------------------------------------------------------------------------------------------------

(1)The maximum retirement benefit currently permitted by federal law is $120,000 per year for this type of plan.

     Employee Stock Ownership Plan. The ESOP was established by Bancorp, effective August 1,1989, for full-time employees of Bancorp and Great Southern age 21 or older who have at least one year of credited service. The ESOP is funded by Great Southern contributions made in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP initially borrowed funds from an unrelated third party lender and used the funds to purchase 205,416 shares of Common Stock issued in the Conversion. During the fiscal year ending June 30, 1991, the ESOP refinanced this obligation with the Bancorp at a market rate of interest. The loan was repaid during fiscal year 1994.

     Employees have been credited for years of service to Great Southern prior to the adoption of the ESOP for participation and vesting purposes. Great Southern's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Bancorp Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account become vested in accordance with a participant's years of service. A participant must complete five years of service before he attains any vested interest. After completing five years of service, a participant will be 100% vested in his ESOP account. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service or termination of the ESOP. Distribution will be made in whole shares of Bancorp's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

     Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares held in their account. The trustee, who has dispositive power over the shares in the Plan, may not be affiliated with Bancorp or Great Southern.

     The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries. Effective July 1, 1995, the Board of Directors voted to terminate the ESOP and in May 1996, Bancorp received a favorable determination letter from the Internal Revenue Service. Bancorp anticipates the distribution of their stock and cash in lieu of fractional shares as directed by the participants to begin in September 1996. As of June 30, 1996, the ESOP participants owned 442,751 shares of Bancorp's Common Stock. As of distribution, each participant will have full rights of ownership, including right of sales or transfer. There were no contributions to the ESOP during Fiscal Year 1996.

Indebtedness of Management and Transactions with Certain Related Persons

     Great Southern, like many financial institutions, in the past followed a policy of granting loans to its officers, directors and employees, generally for the financing of their personal residences at  favorable  interest  rates. Generally,  residential  loans were granted at interest rates 1% above Great Southern's cost of funds, subject to annual adjustments. These loans have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Great Southern to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of Great Southern. Since August, 1989, all such transactions have been made and will continue to be made on terms and conditions, including interest rates, comparable to those for similar transactions with non-affiliates. The balance of all loans outstanding at June 30, 1996 with such below market rates was $82,833. Great Southern may also grant loans to officers, directors and employees, their related interest and their immediate family members in the ordinary course of business on
substantially  the  same  terms,   including  interest  rates  and
collateral, as those rates prevailing at the time for comparable transactions with other persons which, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features.

     No directors, executive officers or their affiliates, had aggregate indebtedness to Great Southern on such below market rate loans exceeding $60,000 at any time since July 1, 1995 except as noted below.

                                                Largest Amount
                                                  Outstanding
                                Date of              Since               Balance as           Interest
               Name              Loan               7/1/95               of 6/30/96             Rate               Type
- --------------------------------------------------------------------------------------------------------------------------
         William V. Turner      2/26/79           $121,700.30                0                  5.42%            Mortgage

               PROPOSAL 2. APPROVAL OF AN AMENDMENT TO THE
   CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

     On August 20, 1996, the Board of Directors unanimously approved an amendment to the Certificate of Incorporation of Bancorp to increase to 20 million the number of shares of Common Stock authorized for issuance, and directed that the amendment be submitted to a vote of stockholders at the Annual Meeting. The form of the proposed amendment (the "Amendment") is attached to this Proxy Statement as Annex
A.

     Paragraph A of Article Fourth of Bancorp's  Certificate of
Incorporation as currently in effect authorizes the issuance of up to an aggregate of 10 million shares of Common Stock. As of the Record Date, 4,380,304 shares of Common Stock were issued and outstanding including
1,782,797 shares of treasury stock held by Bancorp.  As of the  Record
Date, 10 million shares of Common Stock were authorized for issuance, and approximately 6.5 million issued or reserved for issuance under Bancorp's stock option plans leaving approximately 3.5 million shares of authorized Common Stock available for future issuances by Bancorp. The Board believes it would be desirable to increase the number of shares of authorized Common Stock in order to make available additional shares for possible stock dividends, stock splits, including the 2 for 1 stock split payable to stockholders of record on October 11, 1996 approved by the Board of Directors subject to the approval by stockholders of this proposal 2 and any other required approvals, employee benefit plan issuances, acquisitions, financings and for such other corporate purposes as may arise. Therefore, the Board has approved and recommends to stockholders an increase in the number of shares of authorized Common Stock to an aggregate of 20 million shares in accordance with the Amendment.

     Bancorp has no specific plans, currently calling for issuance of any of the additional shares of Common Stock, other than the 2 for 1 stock split referred to above. The rules of the NASD currently require stockholder approval of issuances of Common Stock under certain circumstances. In other instances, the issuance of additional shares of authorized Common Stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders. All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote, per share and to participate in dividends when and to the extent declared and paid.
Under Bancorp's Certificate of Incorporation, stockholders do not have preemptive rights. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is Bancorp aware of any proposed or contemplated transaction of this type.

     THE BOARD OF DIRECTORS  RECOMMENDS THAT  STOCKHOLDERS VOTE FOR THE
PROPOSED AMENDMENT TO BANCORP'S  CERTIFICATE OF  INCORPORATION  TO INCREASE
TO 20 MILLION THE SHARES OF COMMON STOCK  AUTHORIZED FOR ISSUANCE.
Assuming the presence of a quorum, the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of all of the outstanding shares of Common Stock is required to adopt the proposed Amendment to Bancorp's Certificate of Incorporation.

            PROPOSAL 3. RATIFICATION OF INDEPENDENT AUDITORS

     Bancorp's and its subsidiaries' independent auditors for the fiscal year ended June 30, 1996 were Baird, Kurtz and Dobson. Bancorp's Board of
Directors, upon the  recommendation of its Audit Committee,  has selected
Baird, Kurtz and Dobson to continue as independent auditors for Bancorp and its subsidiaries for the fiscal year ending June 30, 1997, subject to ratification of such appointment by the stockholders. A representative of Baird, Kurtz and Dobson is expected to attend the Annual
Meeting and will be given an opportunity to make a statement if such representative desires to do so and will also be available to respond to appropriate questions from stockholders present at the Annual
Meeting.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  RATIFICATION
OF THE SELECTION OF BAIRD, KURTZ AND DOBSON AS THE INDEPENDENT AUDITORS OF
BANCORP.

Notice of Business to be Conducted at an Annual Meeting and Stockholder
Nominations for Directors

     The Bylaws of Bancorp provide an advance notice procedure for certain business to be brought before the Annual Meeting by stockholders entitled to vote at the Annual Meeting. In order for such a stockholder to properly bring business before the Annual Meeting, the stockholder must give written notice to the Secretary of Bancorp not less than thirty
(30) days before the time originally fixed for such meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address (as they appear in Bancorp's records), the number of shares owned by the stockholder, describe briefly the proposed business and the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business.

     The Bylaws also require certain advance notice for stockholder nominations of candidates to be a director of Bancorp. Only stockholders entitled to vote for the election of directors at a meeting of stockholders may nominate for such meeting candidates to be a director of Bancorp, and only persons who are nominated in accordance with the procedures set forth in the Bylaws shall be eligible for election as directors. The
Bylaws specify that such nominations shall be made by timely notice in writing to the Secretary of Bancorp. To be timely, a stockholder's notice must be received at the principal executive offices of the Bancorp not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such stockholder and (y) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of Bancorp that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     Although the Bylaws do not give the Board of Directors any power to approve or disapprove of stockholder nominations for the election of directors or any other business desired by a stockholder to be conducted at the Annual Meeting, the Bylaws may have the effect of precluding a nomination for the election of directors or precluding the conduct of business at a particular meeting if the proper procedures are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of Bancorp, even if the conduct of such business or such attempt might be beneficial to Bancorp and its stockholders.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the proposals discussed in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Proxies of Bancorp to vote the shares represented thereby on such matters in accordance with their best judgment.

Beneficial Ownership Reports of Management

     Pursuant to regulations promulgated under the Exchange Act, Bancorp's executive officers and directors and persons who own more than ten percent of the Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and to furnish Bancorp with copies of all such ownership reports.
Based solely on Bancorp's review of the copies of such ownership reports, which it has received in the past fiscal year or with respect to the last fiscal year, and written representations from such persons that no annual report of change in beneficial ownership was required, Bancorp is aware of one late filing made by William V. Turner for one transaction occurring in September 1995, and one late filing made by Ann S. Turner for one transaction occurring in September 1995.

Stockholder Proposals

     Stockholders of Bancorp wishing to include proposals in the proxy materials in connection with the Annual Meeting of Bancorp to be held in 1997 must submit the same in writing so as to be received by the Secretary of Bancorp at the executive office of the Corporation on or before May 16,1997. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders' proposals.

     A COPY OF  BANCORP'S  ANNUAL  REPORT ON FORM 10-K FOR THE PERIOD ENDED
JUNE 30,  1996,  AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,
EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF
THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY,  GREAT SOUTHERN
BANCORP,  INC., P.O. BOX 9009,  SPRINGFIELD,  MISSOURI 65808-9009.  THE
COMPANY WILL ALSO FURNISH TO SUCH STOCKHOLDERS A COPY OF ANY EXHIBIT TO THE
FORM 10-K UPON WRITTEN  REQUEST TO THE SECRETARY OF THE COMPANY AT THE
ABOVE  ADDRESS AND THE PAYMENT OF THE  COMPANY'S REASONABLE EXPENSES IN
FURNISHING SUCH EXHIBIT(S).

                                     By Order of the Board of Directors

                                     /s/ Don M. Gibson

                                     Don M. Gibson, Secretary

Springfield, Missouri
September 16, 1996

     YOU ARE CORDIALLY  INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND  THE ANNUAL  MEETING,  YOU ARE  REQUESTED
TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.



                                    ANNEX A

                     PROPOSED AMENDMENT TO ARTICLE FOURTH
                     OF THE CERTIFICATE OF INCORPORATION
                       OF GREAT SOUTHERN BANCORP, INC.




     Paragraph A, Article FOURTH, is hereby amended to read in its entirety as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty one million
(21,000,000) consisting of:

     (a) one million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock") and

     (b) twenty million (20,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").
- -------------------------------------------------------------------------

(Following is the Proxy Card)


                                    C O M M O N

                                      PROXY
                           GREAT SOUTHERN BANCORP, INC.

        PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                           ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 16, 1996

  The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value, of Great Southern Bancorp, Inc. ("Bancorp") which the undersigned is entitled to vote at the annual meeting of stockholders of Bancorp for the fiscal year ended June 30, 1996 (the "Annual Meeting") and appoints the official proxy committee of Bancorp, consisting of William V. Turner, Albert F. Turner and William K.Powell, each with full power of substitution, to act as attorneys-in-fact for the undersigned for the purpose of voting such stock at the Annual Meeting, to be held at the Ramada Inn, 3220 Rangeline, Joplin, Missouri on October 16, 1996, at 10:00 a.m., local time, and at any and all adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present as follows:

1. The election of 2 directors:

   WILLIAM E. BARCLAY     / /

   LARRY D. FRAZIER       / /


2. The approval of an amendment to the Certificate of  Incorporation to
increase  authorized Common Stock.      / /

3. The  ratification of the selection of Baird,  Kurtz and Dobson as
independent auditors for the fiscal year ending June 30, 1997.    / /

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.     / /

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR ANY NOMINEE AND THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

  This Proxy may be revoked in the manner described in the Proxy Statement dated September 16, 1996, receipt of which is hereby acknowledged.

  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please  be sure to sign  and  date this Proxy in the box below.

     /------------------------------/
                   Stockholder sign above

     /------------------------------/
                   Co-holder (if any) sign above
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
     Detach above card, sign, date and mail in postage paid envelope provided.

                            GREAT SOUTHERN BANCORP, INC.
- --------------------------------------------------------------------------
                                PLEASE ACT PROMPTLY
                       SIGN, DATE & MAIL YOUR PROXY CARD TODAY
- --------------------------------------------------------------------------


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